UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 29, 2004

SMITH & WESSON HOLDING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-31552	87-0543688

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 ROOSEVELT AVENUE
SPRINGFIELD, MASSACHUSETTS 01104

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (800) 331-0852

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On November 29, 2004, Smith & Wesson Holding Corporation (the “Company”) executed a resignation and release agreement with Roy C. Cuny, the Company’s former Chief Executive Officer and President. Pursuant to the resignation and release agreement, the Company and Mr. Cuny made certain agreements relating to the termination of Mr. Cuny’s employment under his employment agreement with the Company without cause effective November 19, 2004.

     Pursuant to the resignation and release agreement, Mr. Cuny released and discharged the Company, all of its subsidiaries and affiliated and related companies, and current and former employees, officers, directors, attorneys, members, and shareholders from any and all claims arising from or relating to Mr. Cuny’s employment with the Company, his employment agreement with the Company, and the termination of his employment, which Mr. Cuny or any of his heirs, successors, and assigns ever had or now has, including any claims arising under any federal, state, and local labor and employment laws.

     In consideration of Mr. Cuny’s release and the Company’s obligations under the employment agreement, the Company agreed to (1) pay Mr. Cuny severance compensation in the amount of $375,000, payable $75,000 on November 27, 2004 and the balance in 24 biweekly equal installments pursuant to the Company’s standard payroll practices; (2) continue to provide health care coverage through COBRA for Mr. Cuny and his family through November 19, 2005; (3) continue to honor those certain stock option agreements granted to Mr. Cuny pursuant to the Company’s 2001 Stock Option Plan, except that Mr. Cuny shall have until November 27, 2005 to exercise any vested options and any unvested options shall not be cancelled and shall vest as of November 19, 2004; and (4) continue to reimburse Mr. Cuny for certain legal fees.

     Under the resignation and release agreement, Mr. Cuny acknowledges and reaffirms the non-competition, non-solicitation, and non-disclosure obligations set forth in the employment agreement between him and the Company.

     The resignation and release agreement is attached hereto as Exhibit 10.41.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits.

Exhibit
Number
10.41	Resignation and Release Agreement dated November 29, 2004 between the Registrant and Roy C. Cuny

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 30, 2004

SMITH & WESSON HOLDING CORPORATION

By:	/s/ John A. Kelly

John A. Kelly
Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit
Number
10.41	Resignation and Release Agreement dated November 29, 2004 between the Registrant and Roy C. Cuny

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